UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  09/27/2004

KFX INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-23634

DE	84-1079971
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

55 Madison Street Suite 745
Denver, CO 80206
(Address of Principal Executive Offices, Including Zip Code)

303.293.2992
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

On September 27, 2004 the Chairman and CEO of KFx Inc., Ted Venners, prepared the attached message further describing the terms of KFx's recently announced Letter of Intent with Kanturk Partners, LLC and additional information concerning the members of Kanturk. The Message from the Chairman was posted on the Company's website at www.kfx.com.

Item 8.01.    Other Events

Please refer to Item 7.01 above.

Item 9.01.    Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Message from the Chairman dated September 27, 2004.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

KFX INC

Date: September 28, 2004.	By:	/s/ Matthew V. Elledge
Matthew V. Elledge
Vice President and CFO

Exhibit Index

Exhibit No.	Description
EX-99.1	Message from the Chairman dated September 27, 2004